Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Fourth Amended and Restated Credit Agreement (this “Amendment”), dated effective as of June 9, 2014, is entered into by and among BENCHMARK ELECTRONICS, INC., a Texas corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereof (the “Guarantors”, together with the Company, the “Loan Parties”), the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent, Issuing Lender and Swingline Lender and WELLS FARGO BANK, N.A. and COMPASS BANK, as Co-Syndication Agent.

WHEREAS, the Company, the Lenders, the Administrative Agent and the Co-Syndication Agent have executed that certain Fourth Amended and Restated Credit Agreement dated as of July 30, 2012 (said Credit Agreement, as amended and as may be further amended, from time to time, including by this Amendment, the “Credit Agreement”), and all capitalized terms not otherwise defined herein shall have the meanings as defined therein; and

WHEREAS, each of the Guarantors has entered into a Guarantee Agreement pursuant to which it has guaranteed the obligations of the Borrower under the Credit Agreement and other Loan Documents; and

WHEREAS, the Loan Parties, the Lenders, the Administrative Agent and the Co-Syndication Agent desire to amend the Credit Agreement to permit certain Foreign Investments;

NOW THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the Loan Parties, the Lenders, the Administrative Agent and the Co-Syndication Agent hereby agree as follows:

SECTION 1. Amendment to Section 6.04(a) of the Credit Agreement.  Section 6.04(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Permitted Investments by the Company and any Subsidiary and Permitted Foreign Investments by any Foreign Subsidiary, to the extent such Permitted Foreign Investments (i) are generated by a Foreign Subsidiary organized in the same jurisdiction of organization of the commercial bank with which such Investment is maintained, (ii) are maintained with a Lender or an Affiliate thereof or (iii) consist of capital contributions made to such Foreign Subsidiary for the purpose of operations in the ordinary course of business;”

SECTION 2. Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Loan Parties and the Required Lenders; and

(b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full to the extent invoiced prior to the date hereof, but without prejudice to the later payment of accrued fees and expenses not so invoiced.

SECTION 3. Ratification.  The agreements and obligations of the Loan Parties and any other party liable under the Credit Agreement, the Security Documents, the Loan Documents and any and all other documents executed in connection therewith, are hereby brought forward, renewed and extended until the Indebtedness evidenced by the Credit Agreement and the Loan Documents shall have been fully paid and discharged, and the Liens and security interests granted by the Loan Parties under the Security Documents are hereby ratified and re-granted as security for the Obligations under the Credit Agreement and the Loan Documents as amended hereby.  The Credit Agreement, the Security Documents, the Loan Documents and any and all other documents executed in connection therewith and all terms thereof shall remain in full force and effect.  The Administrative Agent on behalf of the Lenders hereby preserves all of its rights against the Loan Parties and all Collateral securing the Obligations, and the Loan Parties hereby agree that all such rights and Liens are not extinguished hereby but same are ratified and brought forward for the benefit of the Lenders.

SECTION 4. Representations True; No Default.  Each of the Loan Parties represents and warrants, jointly and severally, as to itself and its Subsidiaries, that:

(a) this Amendment has been duly authorized, executed and delivered on behalf of the Loan Parties, and the Credit Agreement, as amended hereby, and the Loan Documents constitute the valid and legally binding agreement of the Loan Parties, enforceable in accordance with their terms;

(b) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the Loan Documents executed in connection therewith, as the case may be, are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date;

(c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(d) the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and each such Person has executed and delivered all documents and other items required to be delivered pursuant to the Credit Agreement; and

(e) as of the date hereof, there are no Borrowing Subsidiaries.

SECTION 5. Release and Indemnity.

(a) Each Loan Party hereby releases and forever discharges the Administrative Agent and each of the Lenders and each Affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the date first set forth above (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Loan Parties or their representatives and the Administrative Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives.  Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by any Loan Parties, including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct).

(b) Each Loan Party hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 9.03(b) of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

SECTION 6. No Obligation. Notwithstanding this Amendment, the Lenders shall have no obligation to extend, renew or modify the Loans under the Credit Agreement as amended by this

Amendment and no further obligation of any kind in excess of those expressly set forth herein shall be inferred from this Amendment.

SECTION 7. Conditions of Effectiveness.  This Amendment shall become effective on the date first set forth above.

SECTION 8. Reference to the Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder,” “herein,” “hereof” or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

(b) Upon effectiveness of this Amendment, each reference in the Credit Agreement shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

SECTION 9. Miscellaneous Provisions.

(a) This Amendment may be signed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(b) The headings herein shall be accorded no significance in interpreting this Amendment.

(c) This Agreement shall be a Loan Document.

SECTION 10. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal law.

SECTION 11. FINAL AGREEMENT OF THE PARTIES.  THIS AMENDMENT, THE CREDIT AGREEMENT, THE SECURITY DOCUMENTS AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION THEREWITH CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT AGREEMENTS OF THE PARTIES.

THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized to be effective as of the date first written above.

COMPANY:

BENCHMARK ELECTRONICS, INC.

By: s/ Donald F. Adam
Name: Donald F. Adam
Title: CFO

GUARANTORS:

BENCHMARK ELECTRONICS
HUNTSVILLE INC.

By: s/ Donald F. Adam
Name: Donald F. Adam
Title: CFO

AVEX CONSTITUTION, INC.

By: s/ Donald F. Adam
Name: Donald F. Adam
Title: CFO

AVEX LIBERTY, INC.

By: s/ Donald F. Adam
Name: Donald F. Adam
Title: CFO

JPMORGAN CHASE BANK, N.A., individually
and as Administrative Agent, Issuing Lender,
Swingline Lender and Collateral Agent

By: /s/ Justin Kelley
Name: Justin Kelley
Title: Vice President

WELLS FARGO BANK, N.A., individually and
as Co-Syndication Agent

By: /s/ Greg Crowe
Name: Greg Crowe
Title: Sr. Vice President

COMPASS BANK, individually and as Co-
Syndication Agent

By: /s/ Collis Sanders
Name: Collis Sanders
Title: Executive Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ Brian Anderson
Name: Brian Anderson
Title: Vice President

BRANCH BANKING AND TRUST
COMPANY, as a Lender

By: /s/ Elizabeth Willis
Name: Elizabeth Willis
Title: Vice President

COMERICA BANK, as a Lender

By: /s/ Vishakha S. Deora
Name: Vishakha S. Deora
Title: Vice President

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jameson Burke
Name: Jameson Burke
Title: AVP

HSBC BANK USA, N.A., as a Lender

By: /s/ Sarah S Knudsen
Name: Sarah S Knudsen
Title: Vice President

BOKF, NA dba BANK OF TEXAS, as a Lender

By: /s/ Marian Livingston
Name: Marian Livingston
Title: Senior Vice President